SUPPLEMENT DATED JULY 1, 2002 TO THE PROSPECTUS
                                DATED MAY 1, 2002

                               JNL(R) SERIES TRUST

For the AIM/JNL Large Cap Growth Fund, the first paragraph in the section entitled "Principal Investment Strategies" should be deleted and replaced in its entirety with the following paragraph:

Principal Investment Strategies. The Fund seeks to meet its objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of large-capitalization companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, which may include warrants, futures, options, exchange traded funds and ADRs. The Fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000 Index consists of the 1,000 largest companies in the Russell 3000(R) Index, which includes the 3,000 largest U.S. companies based on total market capitalization. The Series may also invest up to 25% of its total assets in foreign securities.

For the AIM/JNL Small Cap Growth Fund, the first paragraph in the section entitled "Principal Investment Strategies" should be deleted and replaced in its entirety with the following paragraph:

Principal Investment Strategies. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of small-cap companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investment may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, which may include warrants, futures, options, exchange traded funds and ADRs. The Fund considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000(R) Index during the most recent 11-month period(based on month-end data) plus the most recent data during the current month. The Russell 2000 Index consists of the 2,000 smallest companies in the Russell 3000(R) Index, which includes the 3,000 largest U.S. companies based on total market capitalization. The Fund may also invest up to 25% of its total assets in foreign securities.

For the AIM/JNL Premier Equity II Fund, the first paragraph in the section entitled "Principal Investment Strategies" should be deleted and replaced in its entirety with the following paragraph:

Principal Investment Strategies. The Fund seeks to meet its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities, including convertible securities. In complying with this 80% requirement, the Fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange traded funds and American Depositary Receipts.

This Supplement is dated July 1, 2002.


(To be used with VC4224 Rev. 05/02,  VC5526 Rev 05/02, VC3656 Rev. 05/02, VC3657
Rev. 05/02, NV3174CE Rev. 05/02 and NV3784 Rev. 05/02.)